UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 20, 2023

OptimizeRx Corporation

(Exact name of registrant as specified in charter)

Nevada	001-38543	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Charles Street, Suite 302, Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248.651.6568

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	OPRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on October 11, 2023, OptimizeRx Corporation (the “Company” or “OptimizeRx”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Healthy Offers, Inc. (d/b/a Medicx Health), a Nevada corporation (“Medicx”), the securityholders of Medicx named therein (the “Securityholders”), and Michael Weintraub, not in his individual capacity, but solely in his capacity as representative, agent and attorney-in-fact of the Securityholders.

On October 24, 2023, pursuant to the Merger Agreement, a newly formed wholly-owned subsidiary of the Company consummated the merger with and into Medicx, with Medicx continuing as the surviving company and a wholly-owned subsidiary of the Company (the “Merger”). The aggregate merger consideration the Company paid to the Securityholders of Medicx at the closing was $95,000,000, subject to certain customary post-acquisition purchase price adjustments.

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, certain members of Medicx’s management team (“Management Investors”) agreed to use a portion of the consideration received pursuant to the Merger Agreement to purchase, in the aggregate, approximately $10.5 million of the Company’s common stock. On October 24, 2023, at the closing of the Merger, each Management Investor executed a common stock purchase agreement (the “Subscription Agreement”) to memorialize his or her purchase.

Pursuant to the Subscription Agreement, the Company issued 1,444,581 shares of its common stock in the aggregate to the Management Investors. Each Management Investor received the number of shares of the Company’s common stock equal to: (i) the aggregate amount to be invested by such Management Investor, divided by (ii) $7.223, the volume-weighted average of the trading prices on the Nasdaq Capital Market for one share of the Company’s common stock for the five consecutive trading days ending the trading day immediately preceding the date that the Merger Agreement was executed, which shares of common stock were rounded up to the nearest whole number of shares of common stock (on an aggregate basis per Management Investor), in lieu of receiving any amount of cash or fractional shares of common stock. The shares of OptimizeRx common stock issued to the Management Investors have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The foregoing description of the Subscription Agreement and the transactions contemplated by the Subscription Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The Merger was completed on October 24, 2023. The description of the Merger included under the Introductory Note of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

The financial statements of Medicx and the pro forma financial information of OptimizeRx required under Item 9.01 of this report will be filed by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K related to the closing of the Merger is required to be filed.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

As previously disclosed, the Board determined to appoint Stephen L. Silvestro President of the Company effective as of the closing of the Merger. In connection therewith, on October 20, 2023, the Compensation Committee determined to increase Mr. Silvestro’s base salary, effective as of the closing of the Merger, to $400,000 per annum.

Item 7.01 Regulation FD Disclosure.

On October 25, 2023, the Company issued a press release announcing the closing of the Merger. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto are furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibit

(a)	Financial Statements of Businesses Acquired

The audited financial statements and unaudited interim financial statements of Medicx required by this Item 9.01(a) will be filed by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K related to the closing of the Merger is required to be filed.

(b)	Pro Forma Financial Information

The unaudited pro forma financial information required by this Item 9.01(b) will be filed by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K related to the closing of the Merger is required to be filed.

(d) Exhibits

Exhibit Number	Description

10.1*	Common Stock Purchase Agreement dated October 24, 2023 by and among the Company and the Management Investors

99.1	Press Release of OptimizeRx dated October 25, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMIZERX CORPORATION

Date: October 25, 2023	By:	/s/ Edward Stelmakh
Name: Edward Stelmakh
Title: Chief Financial Officer

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